UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a 12

Village Farms International, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! VILLAGE FARMS INTERNATIONAL, INC. 2023 Annual Meeting Vote by June 21, 2023 1:00 PM ET VILLAGE FARMS INTERNATIONAL, INC. 4700-80TH STREET DELTA, BC V4K 3N3 CANADA V16986-P94708 You invested in Common Shares of VILLAGE FARMS INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 23, 2023. Get informed before you vote View the Notice and Proxy Statement, Form of Proxy Card and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com PV Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 23, 2023 1:00 PM ET Virtually at: www.virtualshareholdermeeting.com/VFF2023 Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please refer to the more complete proxy materials, which contain important information and are available as indicated on the previous page. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Michael A. DeGiglio For 1b. John P. Henry For 1c. David Holewinski For 1d. Kathleen M. Mahoney For 1e. John R. McLernon For 1f. Stephen C. Ruffini For 1g. Christopher C. Woodward For 2. Approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis. For 3. Re-appointing PricewaterhouseCoopers LLP as the independent public accounting firm for the Company for the fiscal year ending December 31, 2023. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V16987-P94708